TAXES ON INCOME	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
TAXES ON INCOME
NOTE 11:-	TAXES ON INCOME

a.
As of December 31, 2016, the U.S. Company had federal and state net operating loss carry forward for tax purposes of approximately $  11,125. The federal operating loss can be offset against taxable income for 20 years. Utilization of the U.S. net operating losses may be subject to substantial limitations due to the change of ownership provisions of the Internal Revenue Code of 1986.

b.	Foreign tax:

1.	Tax rates applicable to the income of the Israeli subsidiary.

2.	The Israeli corporate tax rate in 2016 and 2015 is 25% and 26.5% respectively.

On January 5, 2016, the Israeli Parliament officially published the Law for the Amendment of the Israeli Tax Ordinance (Amendment 216), that reduces the corporate tax rate from 26.5% to 25%.

In December 2016, the Israeli Parliament approved the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2017 and 2018 Budget Years), 2016 which reduces the corporate income tax rate to 24% (instead of 25%) effective from January 1, 2017 and to 23% effective from January 1, 2018.

3.	The subsidiary has final tax assessments through 2010.

c.	Loss before taxes on income:

	Year ended
	December 31,
	2016	2015

Domestic	$1,884	$2,216
Foreign	830	640

	$2,714	$2,856

d.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial purposes and the amounts used for income tax purposes. Significant components of the Company`s deferred tax assets are as follows:

	December 31,
	2016	2015
Deferred tax assets:

Net operating loss carry forward	$3,894	$4,750
Temporary differences	34	10
Deferred tax assets before valuation allowance	3,928	4,760
Valuation allowance	(3,928)	(4,760)

Net deferred tax asset	$-	$-

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that all or some portion of the deferred tax assets will not be realized.

The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences are deductible and net operating losses are utilized. Based on consideration of these factors, the Company recorded a full valuation allowance at December 31, 2016 and 2015.

e.	Reconciliation of the theoretical tax expense to the actual tax expense:

The main reconciling items between the statutory tax rate of the Company and the effective tax rate are the non-recognition of tax benefits from accumulated net operating loss carryforward among the Company and its subsidiary due to the uncertainty of the realization of such tax benefits.

f.	A reconciliation of the beginning and ending balances of uncertain tax benefits is as follows:

	December 31,
	2016	2015

Balance at beginning of the year	$97	$58
Increase in unrecognized tax benefits as a result of tax positions taken	73	39

Balance at the end of the year	$170	$97

The Company recognizes interest and penalties related to unrecognized tax benefits in tax expense. During the year ended December 31, 2016 the Company accrued $16 for interest and penalties expenses related to uncertain tax positions.